Exhibit 4.1
EXECUTION

AMENDMENT NO. 1

to

TRUST AGREEMENT

FOR AMORTIZING RESIDENTIAL COLLATERAL TRUST

MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-BC1

among

STRUCTURED ASSETS SECURITIES CORPORATION

Depositor

AURORA LOAN SERVICES INC.

Master Servicer

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Securities Administrator

BANK ONE, NATIONAL ASSOCIATION

Trustee

(Effective April 1, 2002)

This Amendment No. 1 to the Trust Agreement for the Amortizing Residential Collateral Trust 2002-BC1 (the "Trust"), dated and effective as of April 1, 2002, by and among Structured Assets Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee, recites and provides as follows:

RECITALS

WHEREAS, in connection with the issuance of the Trust's Mortgage Pass-Through Certificates, Series 2002-BC1 (the "Certificates"), Structured Assets Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, The Murrayhill Company, as Credit Risk Manager, and Bank One, National Association, as Trustee, have entered into a Trust Agreement, dated as of February 1, 2002 (the "Trust Agreement"), for the purpose of creating a trust fund (the "Trust Fund"), the assets of which consist primarily of a pool of conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans"); and

WHEREAS, approximately 915 of the Mortgage Loans, including certain Mortgage Loans acquired by the Trust as part of a subsequent funding of Subsequent Mortgage Loans on April 4, 2002, with an aggregate principal balance of approximately $ 74,353,810.62 as of March 1, 2002, constitute Simple Interest Mortgage Loans (as defined herein); and

WHEREAS, it is intended that all such Simple Interest Mortgage Loans be primarily serviced for the Trust by Ocwen Federal Bank, FSB ("Ocwen") pursuant to a Securitization Servicing Agreement (the "Servicing Agreement"), dated as of February 1, 2002, by and among Ocwen, as servicer, Lehman Brothers Bank, FSB, and Lehman Capital, a division of Lehman Brothers Holdings Inc.; and

WHEREAS, the Depositor, Master Servicer, Trustee and the Securities Administrator desire to amend the Trust Agreement to modify the Master Servicer's advancing obligations with respect to Simple Interest Mortgage Loans in order to conform to the advancing provisions in the Servicing Agreement to the extent they differ from that of the other Mortgage Loans included in the Mortgage Pool; and

WHEREAS, Section 11.03(a) of the Trust Agreement provides that the Trust Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of the Credit Risk Manager (except to the extent the rights or obligations of the Credit Risk Manager under the Trust Agreement are directly affected by such amendment) in order to, among other things, correct or supplement any provision of the Trust Agreement which may be inconsistent with any other provisions of the Trust Agreement or with any provisions of any Servicing Agreement or to make any other provisions with respect to matters or questions arising under the Trust Agreement, without notice to or consent of any Holders of Certificates, provided such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, does not adversely affect the status of any REMIC created pursuant to the Trust Agreement, nor adversely affect in any material respect the interests of any Holder of Certificates; and

WHEREAS, the Trustee has received the Opinion of Counsel required pursuant to Section 11.03(a) in the form annexed as Exhibit A hereto; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is mutually covenanted and agreed as follows:

ARTICLE I
AMENDMENTS to THE TRUST AGREEMENT

Section 1.01

Amendment to Definitions

(A)

The following definitions are hereby amended or added to Article I, Section 1.01 (Definitions) of the Trust Agreement, which new definitions shall appear in Section 1.01 in their proper alphabetical order:

(i)

The definition of "Advance" is hereby amended and restated to read as follows:

Advance:  With respect to a Mortgage Loan, other than a Simple Interest Mortgage Loan, an advance of the aggregate of payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on one or more Mortgage Loans that were due on a Due Date in the related Collection Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and any Servicer (or by the Securities Administrator) pursuant to Section 5.04.  With respect to a Simple Interest Mortgage Loan, an advance of an amount equal to the interest accrual on such Simple Interest Mortgage Loan through the related Due Date but not received as of the close of business on the related Distribution Date (net of the Master Servicing Fee and applicable Servicing Fee) required to be made by or on behalf of the Master Servicer or any Servicer (or by the Securities Administrator) pursuant to Section 5.04, but only to the extent that such amount is expected, in the reasonable judgment of the Master Servicer or Servicer (or by the Securities Administrator), to be recoverable from collections or recoveries in respect of such Simple Interest Mortgage Loans.

(ii)

the following new definitions of "Net Simple Interest Excess," "Net Simple Interest Shortfall," "Simple Interest Method" and "Simple Interest Mortgage Loan" are added to Article I, Section 1.01 (Definitions) in alphabetical order to read as follows:

Net Simple Interest Excess:  With respect to any Distribution Date, the excess, if any, of (a) the amount of the payments received by the Servicer and the Master Servicer in the related Collection Period allocable to interest in respect of Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees and Master Servicing Fee, over (b) 30 days' interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Collection Period, as determined by the related Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months.  For this purpose, the amount of interest received in respect of the Simple Interest Mortgage Loans in any month shall be deemed (a) to include any Advances of interest made by the Servicer, the Master Servicer or the Securities Administrator in such month in respect of such Simple Interest Mortgage Loans and (b) to be reduced by any amounts paid to the Servicer, the Master Servicer or the Securities Administrator in such month in reimbursement of Advances previously made by the Servicer, the Master Servicer or the Securities Administrator in respect of such Simple Interest Mortgage Loans.

Net Simple Interest Shortfall:  With respect to any Distribution Date, the excess, if any, of (a) 30 days' interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Collection Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the amount of the payments received by the Servicer or the Master Servicer in the related Collection Period allocable to interest in respect of such Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees and Master Servicing Fees.

Simple Interest Method:  With respect to a Simple Interest Mortgage Loan, the method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note and the remainder of such payment is allocated to principal.

Simple Interest Mortgage Loan:  Each Mortgage Loan or Subsequent Mortgage Loan specified in the Mortgage Loan Schedule at Schedule A under the data field "DSI."

Section 1.02

Amendment to Article IV (Administration of the Trust Fund).

(i)

Section 4.01(d) is hereby amended by inserting:

(a)

the following parenthetical immediately after the reference to "Scheduled Payments" in the first sentence thereof: "(or in the case of Simple Interest Mortgage Loans, representing scheduled interest payments, but actual principal payments)."

(b)

the following sentence as the last sentence of Section 4.01(d):

The Master Servicer shall also deposit from its own funds into the Collection Account (to the extent not already received from the related Servicer), without right of reimbursement, except from Net Simple Interest Excess, an amount equal to any Net Simple Interest Shortfall (to the extent not offset by Net Simple Interest Excess) for the related Due Period.

(ii)

Section 4.02 (Application of Funds in the Collection Amount is hereby amended by deleting the reference to "[Reserved]" in clause (iv) and inserting the following words in its place:

(iv)  to the extent of any previous Advances made by the Master Servicer with respect to Simple Interest Mortgage Loans, to pay itself an amount equal to Net Simple Interest Excess for the related Collection Period to the extent not offset by "Net Simple Interest Shortfalls.":

Section 1.03

Amendment to Article V (Distributions to Holders of Certificates).

(a)

Section 5.04 (Advances by Master Servicer, Servicers and Securities Administrator) is hereby amended by inserting the following parenthetical immediately after the reference to "Scheduled Payments" in the third line of paragraph (a) thereof:

"(or in the case of Simple Interest Mortgage Loans, the amount of any scheduled interest payments)

ARTICLE II
MISCELLANEOUS PROVISIONS

Section 2.01

Capitalized Terms.

For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Trust Agreement have the meanings specified in the Trust Agreement.

Section 2.02

Continuing Effect.

Except as expressly amended by this Amendment No. 1, the Trust Agreement shall remain in full force and effect in accordance with its terms.

Section 2.03

References to Trust Agreement.

From and after the execution and delivery of this Amendment No. 1, all references to the Trust Agreement in the Trust Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Trust Agreement as amended hereby, unless the context expressly requires otherwise.

Section 2.04

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or of the Certificates or the rights of the Holders thereof.

Section 2.05

Counterparts.

This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together, shall constitute one and the same instrument.

Section 2.06

Binding Nature of Amendment No. 1; Assignment.

This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.07

Headings Not To Affect Interpretation.

The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08

Effectiveness.

This Amendment No. 1 shall become effective as of the date first written above.

Section 2.09

Governing Law.

THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE  LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

*  *  *  *  *

IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIES

CORPORATION, as Depositor

By:  /s/Daniel E. Israeli

       Name:  Daniel E. Israeli

      Title:  Vice President

AURORA LOAN SERVICES INC.,
as Master Servicer

By:   /s/Todd Whittemore

         Name:  Todd Whittemore

        Title:  Executive Vice President

WELLS FARGO BANK MINNESOTA,

NATIONAL ASSOCIATION,
as Securities Administrator

By:   /s/Stacey Wainwright

       Name:  Stacey Wainwright

      Title:  Assistant Vice President

BANK ONE, NATIONAL ASSOCIATION,

as Trustee

By:   /s/Ruth Fussell

         Name:  Ruth Fussell

        Title:  Vice President

Exhibit A

FORM OF OPINION OF COUNSEL
DELIVERED PURSUANT TO SECTION 11.03(a)

OF THE TRUST AGREEMENT

April ___, 2002
Bank One, National Association 153 West 53rd Street, 6th Floor New York, New York 10019 Attention: Amortizing Residential Collateral Trust 2002-BC1
Re: Amendment No. 1 to Trust Agreement

Ladies and Gentlemen:

You have requested our opinion in connection with the execution of Amendment No. 1, dated and effective as of April 1, 2002, to the Trust Agreement (the "Original Agreement") dated as of February 1, 2002, among Structured Asset Securities Corporation, in its capacity as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, Wells Fargo Bank Minnesota, National Association, as securities administrator, The Murrayhill Company, as credit risk manager, and you, as trustee.

Section 11.03(a) of the Original Agreement provides that such Agreement may be amended from time to time by the parties thereto without notice to or consent of the Credit Risk Manager . . . or any Holder "to correct or supplement any provision in the Trust Agreement which may be inconsistent with any other provisions of the Trust Agreement or the provisions of any Servicing Agreement or to make any other provisions with respect to matters or questions arising under th[e] Agreement", and provided that no such amendment shall adversely affect in any material respect the interests of any Holder and provided that such amendment does not adversely affect the status of any REMIC created pursuant to the Original Agreement.  Section 11.03(a) of the Original Agreement provides further that, prior to entering into any such amendment, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under such Section.

As counsel for the Depositor, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation upon certificates and oral or written statements and representations of officers and other representatives of the Depositor and others.  We have assumed that there is not and will not be at any time any agreement among the parties to Amendment No. 1 that modifies or otherwise supplements the agreements of those parties as expressed in the Original Agreement and Amendment No. 1.

Capitalized terms used and not defined herein have the meanings assigned to them in the Original Agreement.

Based upon the foregoing, we are of the opinion that:

(i)

The execution of Amendment No. 1 by the Trustee is permitted under Section 11.03(a) of the Original Agreement; and

(ii)

For Federal income tax purposes, the amendment of the Original Agreement by Amendment No. 1 will not cause the imposition of any tax on any REMIC created pursuant to the Original Agreement, or cause any REMIC created under the Original Agreement to fail to qualify as a REMIC within the meaning of Section 860D of the Code at any time the Certificates are outstanding.

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

A.

Members of our firm are admitted to the bar of the State of New York and the foregoing opinions are limited to matters arising under the federal laws of the United States of America and the laws of the State of New York.  We express no opinion as to the laws, rules or regulations of any other jurisdiction, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

B.

With respect to the Original Agreement, Amendment No. 1 and any other instrument or agreement (each, an "Agreement") executed or to be executed by any party (each, a "Party"), we have assumed, to the extent relevant to the opinions set forth herein, that (i) such Party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power and authority to execute, deliver and perform its obligations under each Agreement to which it is a party and (ii) each Agreement has been duly authorized (if applicable), executed and delivered by, and is a valid, binding and enforceable agreement or obligation, as the case may be, of such Party.

C.

In rendering the opinion set forth in subparagraph (ii) above, we have relied on the Internal Revenue Code of 1986, as amended, U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form, and various judicial and administrative precedents, any or all of which are subject to change, which change may be retroactively effective.  We undertake no obligation to update this opinion in the event of any such changes.

This letter is solely for your benefit in connection with the transaction described in the first paragraph above and may not be quoted or relied upon by, nor may copies be delivered to, any other person, nor may this letter be relied upon by you for any other purpose, without our prior written consent.

Very truly yours,